FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 1999

               DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES III
             (Exact name of registrant as specified in its charter)





             New York                  2-95502              13-32551176
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Perimeter Square located in Tulsa, Oklahoma was sold by the Registrant on July 21, 1999, to P & H Properties, L.L.C., an unrelated party, for $2,175,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1999.

(c)       Exhibits

   10.7 Purchase and Sale Contract between Registrant and P & H Properties, L.L.C., an Oklahoma limited partnership, dated May 18, 1999.

   10.8 First Amendment to Purchase and Sale Contract between Registrant and P & H Properties, L.L.C., an Oklahoma limited partnership, dated June 4, 1999.

   10.9 Second Amendment to Purchase and Sale Contract between Registrant and P & H Properties, L.L.C., an Oklahoma limited partnership, dated June 30, 1999.





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      DREXEL BURNHAM LAMBERT REAL ESTATE ASSOICATES III

                      By:     DBL Properties Corporation
                              Its General Partner


                      By:     /s/ Patrick J. Foye
                              Patrick J. Foye
                              Executive Vice President


                      Date: